Capital Risk	12 Months Ended
Dec. 31, 2021
Disclosure Of Capital Risk Exposure [Abstract]
Capital Risk
Capital risk

Overview
Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business objectives, regulatory requirements and market expectations.
In this section, we set out how we are regulated. We also give details of the results of the Bank of England’s 2019 stress testing exercise. We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group. We then analyse our capital resources and key capital ratios including our leverage and RWAs.
Key metrics CET1 capital ratio of 15.9% (2020: 15.2%) Total qualifying regulatory capital of £14.7bn (2020: £15.4bn) UK leverage ratio of 5.2% (2020: 5.1%)
THE SCOPE OF OUR CAPITAL ADEQUACY
Regulatory supervision
For capital purposes, we are subject to prudential supervision by the PRA, as a UK banking group, and by the European Central Bank (ECB) as part of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM). Although we are part of the Banco Santander group, we do not have a guarantee from our immediate and ultimate parent Banco Santander SA and we operate as a standalone subsidiary. As we are part of the UK sub-group that is regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments. Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. Santander UK plc is the head of the ring-fenced bank sub-group and is subject to regulatory capital and leverage rules in relation to that sub-group.
Our basis of consolidation for our capital disclosures is substantially the same as for our Consolidated Financial Statements.
CAPITAL RISK MANAGEMENT
The Board is responsible for capital management strategy and policy and ensuring that we monitor and control our capital resources within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This reflects the business environment we operate in, our strategy for each material risk and the potential impact of any adverse scenarios or stresses on our capital position.
Management of capital requirements (audited)
Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response. In:
–An adverse economic stress, which we might expect to occur once in 20 years, the firm should remain profitable and exceed all regulatory capital minimums at all times.
–A very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should meet all regulatory capital minimums at all times. This is subject to the use of regulatory buffers designed to absorb losses in such a stress.
Management of capital resources (audited)
We use a mix of regulatory and EC ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs. We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both EC and regulatory capital measures. We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.
Risk measurement
We apply Banco Santander’s approach to capital measurement and risk management for CRD IV. Santander UK Group Holdings plc is classified as a significant subsidiary of Banco Santander SA. For more on the CRD IV risk measurement of our exposures, see Banco Santander’s Pillar 3 report.
Key metrics
The main metrics we use to measure capital risk are CET1 capital ratio, total capital ratio and UK leverage ratio.We continue to be in excess of overall capital requirements, minimum leverage requirements and minimum requirements for own funds and eligible liabilities (MREL).
Stress testing
Each year we create a capital plan, as part of our ICAAP. We share our ICAAP with the PRA. The PRA then tells us how much capital (Pillar 2A), and of what quality, it thinks we should hold on top of our Pillar 1 requirements and buffer levels. We also develop a series of economic scenarios to stress test our capital needs and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internal buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.
Risk mitigation
We have designed our capital risk framework, policies and procedures to ensure that we operate within our Risk Appetite. We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries except for distributions between Santander UK entities in the ring-fenced bank sub-group and Santander UK entities that are not members of the ring-fenced bank sub-group, where the PRA is required to assess the impact of proposed distribution prior to payment. For details on our Recovery framework in the event of a capital stress, see the risk mitigation section in the ‘Liquidity risk’ section.
At 31 December 2021, Santander UK plc (RFB), Cater Allen Limited and certain other non-regulated subsidiaries within the RFB were party to the RFB Sub-Group Capital Support Deed dated 13 November 2018. These parties were permitted by the PRA to form a core UK group as defined in the PRA Rulebook. Exposures of each of the regulated entities to other members of the core UK group were exempt from large exposure limits that would otherwise apply and intra-group exposures risk-weighted at 0% on a solo as well as consolidated basis. The purpose of the 2018 Deed was to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the RFB Sub-Group in the event that one of the regulated parties breached or was at risk of breaching its capital resources or risk concentrations requirements.
A new RFB Sub-Group Capital Support Deed was entered into on 17 December 2021 and effective from 1 January 2022. This reflected the latest version of associated regulation and addition of two RFB subsidiaries including Santander ISA Managers Limited, an entity regulated by the FCA. The parties to the 2021 Deed were granted a new permission by the PRA to operate the RFB core UK group from 1 January 2022 to 31 December 2024, following expiry of the previous permission on 31 December 2021. Where applicable this also provides for intra-group exposures to be excluded from leverage exposure on a solo as well as consolidated basis.
At 31 December 2021, Santander UK Group Holdings plc and Santander Financial Services plc, the regulated entities, and Santander Equity Investments Limited were party to the Non-RFB Sub-Group Capital Support Deed dated 13 November 2018. These parties were permitted by the PRA to form a core UK group as defined in the PRA Rulebook. Exposures of each of the regulated entities to other members of the core UK group were exempt from large exposure limits that would otherwise apply and intra-group exposures risk-weighted at 0% on a solo as well as consolidated basis. The purpose of the 2018 Deed was to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the Non-RFB Sub-Group in the event that one of the regulated parties breached or was at risk of breaching its capital resources or risk concentrations requirements. Santander UK Group Holdings plc became a PRA-regulated firm from 12 December 2021.
A new Non-RFB Sub-Group Capital Support Deed was entered into on 17 December 2021 and effective from 1 January 2022, reflecting the latest version of associated regulation. The parties to the Non-RFB Sub-Group Capital Support Deed 2021 remained unchanged with the PRA granting permission for a renewal of the Non-RFB core UK group from 1 January 2022 to 31 December 2024, following expiry of the previous permission on 31 December 2021.
Risk monitoring and reporting
We monitor and report regularly against our capital plan. We do this to identify any change in our business performance that might affect our capital. Each month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.
CAPITAL RISK REVIEW
Meeting evolving capital requirements
We target a CET1 management buffer of sufficient size to absorb volatility in CET1 deductions, capital supply and capital demand whilst remaining above the regulatory CET1 requirement. Distribution restrictions would be expected to be applied if we were unable to meet both our minimum requirement, which consists of the Pillar 1 minimum plus Pillar 2A, the CRD IV buffers consisting of the Capital Conservation Buffer (CCB), the Countercyclical Capital Buffer (CCyB), and the Other Systemically Important Institutions Buffer (O-SII) at the level of the RFB Group.
Impact of IFRS 9 on regulatory capital
Our ECL methodology takes account of forward-looking data and covers a range of possible economic outcomes, and consequently provision movements may result in increased pro-cyclicality of risk-based capital and leverage ratios. However, the impact is currently mitigated by our surplus of IRB model regulatory expected losses over provisions for exposures using the IRB approach. For such exposures (which include residential mortgages) the adverse impact on CET1 capital of provision increases from reserve movements is offset by the related reduction of the negative CET1 capital adjustment for regulatory expected loss amounts. Furthermore, the UK CRR transitional rules for the capital impact of IFRS 9 mean that adverse CET1 effects from increases in ECL-based provisions from the level of such provisions at 1 January 2018 are partly reduced until the end of 2024.
We reflect projections of ECL provisions in our capital position forecasting under base case and stress scenarios for ICAAP and capital management purposes. We also consider the dynamics of ECL in how we assess, monitor and manage capital risk. A period of economic instability, such as that seen in early 2020 due to the impacts of the Covid-19 pandemic, could significantly impact our results and our financial assets. It could also impact the amount of capital we have to hold. We take into account the volatility of ECL in our capital planning strategy.
Bank of England stress testing
The results of the latest round of Bank of England stress tests were released in December 2021. As a result of the exercise, the Bank of England did not require Santander UK to undertake any actions. Before management actions and on a non-transitional IFRS 9 basis, with a low-point CET1 capital ratio of 11.2% we were well above the reference rate of 8.2%. Additionally, with a low-point UK leverage ratio of 4.1%, we were above the reference rate of 3.5%. The Bank of England’s reference rates comprise the sum of minimum capital requirements (4.5% of RWA plus Pillar 2A for the CET1 ratio, and 3.25% of Leverage Exposure for the UK Leverage Ratio), applicable systemic buffers, and an adjustment to offset the pro-cyclical impacts of IFRS 9.
Headroom of our CET1 capital ratio to our current MDA trigger level at 31 December 2021
At 31 December 2021, the headroom of our CET1 capital ratio of 15.9% to our 7% AT1 permanent write down (PWD) securities trigger was 8.9% of total RWAs or £6.1bn (2020: 8.2% of total RWAs or £6.0bn).
The headroom of our CET1 capital ratio to our current maximum distributable amount (MDA) trigger level at 31 December 2021 was:

Current MDA
%
Pillar 1	4.5
Pillar 2A(1)	3.0
Capital conservation buffer	2.5
Current MDA trigger	10.0
Headroom to current MDA	5.9
Total CET1 capital ratio	15.9

(1) Santander UK's Pillar 2 requirement was 5.3% at 31 December 2021, Pillar 2A guidance is a point in time assessment.
MREL recapitalisation
To date, we have issued £10.2bn of MREL compliant senior unsecured bonds.
Our forward-looking MREL recapitalisation plan assumes the Pillar 2A requirement remains at 5.3% and is calculated using RWA, leverage exposures and exchange rates at 31 December 2021. Based on this set of assumptions, our MREL requirements are driven by RWA. Santander UK’s indicative MREL requirements including combined buffer requirements is currently circa £20bn from 1 January 2022.
In addition to meeting our minimum requirement, we intend to have an MREL recapitalisation management buffer in excess of the value of Santander UK Group Holdings plc senior unsecured securities that are due to become MREL ineligible over the following six months, plus a buffer for foreign exchange movements.
Key capital ratios

	Santander UK Group Holdings plc		Santander UK plc
	2021	2020	2021	2020
	%	%	%	%
CET1 capital ratio	15.9	15.2	16.1	15.4
AT1	3.2	3.1	2.9	2.7
Grandfathered Tier 1	0.2	0.3	0.2	0.4
Tier 2	2.3	2.5	2.7	2.7
Total capital ratio	21.6	21.1	21.9	21.2
The total subordination available to Santander UK plc bondholders was 21.9% (2020:21.2%) of RWAs.
Return on assets - profit after tax divided by average total assets was 0.48% (2020: 0.15%).
2021 compared to 2020
CET1 capital ratio increased 70bps to 15.9%, 590bps above the MDA threshold, largely due to lower RWAs and retained profit.
CET1 capital ratio includes a benefit of circa 20bps and UK leverage ratio circa 5bps from the change in treatment of software assets outlined in the EBA technical standard on the prudential treatment of software assets. The PRA have outlined in Policy Statement PS17/21 on the implementation of Basel Standards that this treatment will fall away at the start of 2022 and software assets will instead be fully deducted from CET1 capital from that date.
Total capital ratio increased by 50bps to 21.6%, with lower RWA and retained profits offsetting the reduction in capital securities in issue and the increased effect from January 2021 of the CRD IV Grandfathering Cap rules that reduce the recognition of grandfathered capital instruments issued by Santander UK plc.
Regulatory capital resources (audited)
This table shows our qualifying regulatory capital:

	2021	2020
	£m	£m
CET1 capital instruments and reserves:
– Capital instruments	7,060	7,060
– Retained earnings	6,754	6,030
– Accumulated other reserves and non-controlling interests	138	679
CET1 capital before regulatory adjustments	13,952	13,769
CET1 regulatory adjustments:
– Additional value adjustments	(25)	(21)
– Goodwill (net of tax)	(1,130)	(1,150)
– Other intangibles	(195)	(199)
– Fair value reserves related to gains or losses on cash flow hedges	(110)	(486)
– Negative amounts resulting from the calculation of regulatory expected loss amounts	(585)	(368)
– Gains or losses on liabilities valued at fair value resulting from changes in own credit standing	—	(6)
– Deferred tax assets that rely on future profitability excluding timing differences	(2)	(9)
– Defined benefit pension fund assets	(1,061)	(364)
– Dividend accrual	(17)	(18)
– IFRS 9 Transitional Adjustment	21	73
– Deductions for non-controlling interests	—	(162)
CET1 capital	10,848	11,059
AT1 capital instruments:
– Capital instruments	2,191	2,241
– Amount of qualifying items subject to phase out from AT1	163	324
– Regulatory deductions for instruments issued by subsidiary undertakings	(48)	(93)
AT1 capital	2,306	2,472
Tier 1 capital	13,154	13,531
Tier 2 capital instruments:
– Capital instruments	2,263	2,076
– Amount of qualifying items subject to phase out from Tier 2	35	352
– Regulatory deductions for instruments issued by subsidiary undertakings or subject to CRDIV amortisation and repurchases	(725)	(571)
Tier 2 capital	1,573	1,857
Total regulatory capital	14,727	15,388

2021 compared to 2020
We remain strongly capitalised and the impacts of the Covid-19 pandemic did not trigger a capital stress.
We paid £1,346m interim ordinary share dividends related to 2021 profit and an assessment of capital surpluses (2020: £103m). Dividends were paid in line with our dividend policy following review and approval by the Santander UK Board.
Movements in regulatory capital:

	CET1 capital	AT1 capital	Tier 2 capital	Total
	£m	£m	£m	£m
At 1 January 2021	11,059	2,472	1,857	15,388
–Retained earnings	724	—	—	724
–Other reserves and non-controlling interests	(541)	—	—	(541)
–Additional value adjustments	(4)	—	—	(4)
–Goodwill (net of tax)	20	—	—	20
–Other intangibles	4	—	—	4
–Fair value reserves related to gains and losses on cash flow hedges	376	—	—	376
–Negative amounts resulting from the calculation of regulatory expected loss amounts	(217)	—	—	(217)
–Gains or losses on liabilities valued at fair value resulting from changes in own credit standing	6	—	—	6
–Deferred tax assets that rely on future profitability excluding timing differences	7	—	—	7
–Defined benefit pension fund assets	(697)	—	—	(697)
–Dividend accrual	1	—	—	1
–Deductions for non-controlling interests	162	—	—	162
–Capital instruments	—	(50)	187	137
–IFRS 9 Transitional Adjustment	(52)	—	—	(52)
–Amount of qualifying items subject to phase out from AT1	—	(161)	—	(161)
–Amount of qualifying items subject to phase out from Tier 2	—	—	(317)	(317)
- Deductions for instruments issued by subsidiary undertakings or subject to CRD IV amortisation	—	45	(154)	(109)
At 31 December 2021	10,848	2,306	1,573	14,727
In line with the position of the Basel Committee views following the outbreak of the Covid-19 pandemic, the UK has now adopted revised IFRS 9 transitional adjustment rules which apply a higher level of transitional relief to capital following rises in IFRS 9 provisions.
The original transitional adjustments consisted of a Static component, which was impacted on 1 January 2018 and a Dynamic component with changes in provisions for non-impaired assets made after 1 January 2018. A transitional factor was applied to the Dynamic component to determine the level of offset that was available over time (95% in 2018, 85% in 2019, 70% in 2020, 50% in 2021 and 25% in 2022).
The revisions to the transitional adjustment are part of the ‘Quick fix' CRR amendments which have been in force from 27 June 2020. They have involved dividing the original Dynamic component into two parts – creating an ‘old’ component for provision changes from 1 January 2018 to 1 January 2020, and then a new Dynamic component for provision changes from 1 January 2020 and applying a revised higher transitional factor to this latter component, with an extended transitional period.
CET1, AT1 and Tier 2 regulatory adjustments
These are adjustments required by CRD IV.
AT1 capital
These are preference shares and innovative/hybrid Tier 1 securities. None of the instruments we issued before 1 January 2014 fully meet the CRD IV AT1 capital rules, which apply from that date. The instruments contribution to Tier 1 capital has been phased out by CRD IV rules as at the end of 2021. The £750m Fixed Rate Reset Perpetual AT1 Capital Securities (net of issuance costs), the £800m Perpetual Capital Securities and the £500m Perpetual Capital Securities we issued since then fully meet the CRD IV AT1 capital rules.
Tier 2 capital
These are fully CRD IV eligible Tier 2 instruments and grandfathered Tier 2 instruments whose recognition as capital has been phased out under CRD IV as at the end of 2021.
Risk-weighted assets
The tables below are consistent with our regulatory filings for 31 December 2021 and 31 December 2020.

	2021	2020
RWAs by risk	£bn	£bn
Credit risk	60.2	64.8
Counterparty risk	1.0	1.1
Market risk	0.2	0.2
Operational risk	6.7	6.8
	68.1	72.9

	2021	2020
RWAs by segment	£bn	£bn
Retail Banking	42.9	41.0
– Homes	34.2	32.4
– Everyday Banking	8.7	8.6
Consumer Finance	6.4	8.5
Corporate & Commercial Banking	12.9	13.3
Corporate & Investment Banking	—	3.8
Corporate Centre	5.9	6.3
	68.1	72.9

Movements in RWAs by risk:

	Credit/counterparty risk	Market risk	Operational risk	Total
	£bn	£bn	£bn	£bn
At 1 January 2021	65.9	0.2	6.8	72.9
Asset size	0.7	—	—	0.7
Asset quality	(0.6)	—	—	(0.6)
Model updates	—	—	—	—
Methodology and policy	—	—	—	—
Acquisitions and disposals	(4.8)	—	—	(4.8)
Foreign exchange movements	—	—	—	—
Other	—	—	(0.1)	(0.1)
At 31 December 2021	61.2	0.2	6.7	68.1

2021 compared to 2020
RWA reduced c£6bn following a sale of our PSA shareholding to PSA Financial Services Spain, the transfer of CIB to SLB, sale of our London head office and the sale of a £0.6bn retail mortgage portfolio. These sales and transfers reduced customer loans by £6.0bn.
Regulatory leverage

	2021	2020
	£m	£m
Regulatory exposure	246,304	259,044
End-point Tier 1 capital(1)	12,849	13,164
UK leverage ratio	5.2%	5.1%
BBLS lending excluded from leverage exposure	(3,622)	(3,986)
(1)    Includes deductions and AT1 adjustment permitted under the recommendation from the Financial Policy Committee on 25 July 2016.
Under the PRA rules, we adjust our total assets per the Consolidated Balance Sheet to calculate our regulatory exposure for leverage purposes. We do this as follows:

	2021	2020
	£m	£m
Total assets per the Consolidated Balance Sheet	293,676	299,064
Derivatives netting and potential future exposure	(646)	(1,521)
Securities financing current exposure add-on	518	767
Removal of IFRS netting	1,052	1,144
Removal of qualifying central bank claims	(54,116)	(47,537)
Commitments calculated in accordance with Basel Committee Leverage Framework	7,619	8,114
CET1 regulatory adjustments	(1,799)	(987)
	246,304	259,044
The adjustments are:
–Derivatives netting and potential future exposure: where a qualifying netting agreement is in place netting is allowed for leverage purposes. This is partially offset by including the Potential Future Exposure (PFE) we use to calculate EADs
–Securities financing current exposure add-on: we include an add-on for securities financing transactions to show current exposure for leverage purposes
–Removal of IFRS netting: where netting of assets and liabilities is allowed under IFRS, but not under the Basel rules, we remove it for leverage purposes
–Removal of qualifying central banks claims: permitted under the recommendation of the Financial Policy Committee (FPC) on 25 July 2016, but under CRD IV rules the exposure measure does not allow the removal of qualifying central bank deposits or claims
–Commitments calculated in accordance with Basel Committee Leverage Framework: we add the gross value of off-balance sheet commitments for leverage purposes after we apply regulatory credit conversion factors
–CET1 regulatory adjustments: where we have deducted assets from CET1, they can be deducted for leverage purposes.
2021 compared to 2020
The UK leverage ratio improved by 10bps to 5.2%,160bps above the regulatory minimum, largely due to lower assets.
Distributable items
Distributable items are equivalent to distributable profits under the UK Companies Act 2006. The distributable items of Santander UK Group Holdings plc under CRD IV at 31 December 2021 and 31 December 2020, and movements in the period, were as follows:

	2021	2020
	£m	£m
At 1 January	4,252	4,262
Dividends approved:
–AT1 Capital Securities	(143)	(147)
–Tax on above item	27	28
–Ordinary shares	(1,346)	(103)
Dividends receivable:
–Investment in AT1 Capital Securities	131	131
–Tax on above item	(25)	(25)
–Investment in ordinary shares of subsidiary	1,366	129
Other income statement items (Company)	—	(23)
At period end	4,262	4,252